UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2007 (October 2, 2007)

HSW International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Capital City Plaza, 3350 Peachtree Road, Suite 1150, Atlanta, GA		30326
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code(404) 926-0660

One Capital City Plaza
3350 Peachtree Road, Suite 1500
Atlanta, CA 30326
(404) 364-5823

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On October 2, 2007, HSW International, Inc. (the “Registrant”) consummated the transactions contemplated by that certain Merger Agreement (the “Merger Agreement”), dated April 20, 2006, as amended on each of January 29, 2007 and August 23, 2007, among INTAC International, Inc. (“INTAC”), HowStuffWorks, Inc. (“HSW”), the Registrant and HSW International Merger Corporation.  Pursuant to the Merger Agreement, HSW International Merger Corporation merged with and into INTAC (the “Merger”), with INTAC remaining as the surviving corporation and a wholly-owned subsidiary of the Registrant.

As a result of the Merger and transactions related to the Merger, the Registrant issued 22,940,727 shares of its common stock to HSW, 22,940,727 shares of its common stock to the former holders of INTAC common stock (of which 3,000,000 shares are owned by INTAC Holdings pursuant to the distribution business sale) and 3,424,653 shares of its common stock to the American investors in exchange for $22,499,970.21 in cash.  The closing of the European investors stock purchase is conditioned upon the Securities and Exchange Commission declaring effective a registration statement for the resale of such shares and is scheduled to occur on the eleventh business day after such registration statement is declared effective.  The European investors have agreed to purchase approximately $27 million of our common stock.

In connection with the consummation of the Merger, the Registrant entered into the following agreements: (i) Contribution Agreement, dated as of October 2, 2007, between HSW and the Registrant (the “Brazil Contribution Agreement”); (ii) Contribution Agreement, dated as of October 2, 2007, between HSW and the Registrant (the “PRC Contribution Agreement” and together with the Brazil Contribution Agreement, the “Contribution Agreements”); (iii) Services Agreement, dated as of October 2, 2007, between HSW and the Registrant (the “Services Agreement”); (iv) Update Agreement, dated as of October 2, 2007, between HSW and the Registrant (the “Update Agreement”); (v) Registration Rights Agreement, dated as of October 2, 2007, among the Registrant, Ashford Capital Partners, L.P., Harvest 2004, LLC, Chilton Investment Partners, L.P., Chilton QP Investment Partners, L.P., Chilton International, L.P., Chilton New Era Partners, L.P., Chilton Small Cap International, L.P., Zeke, LP, Smallcap World Fund, Inc., and American Funds Insurance Series - Global Small Capitalization Fund (the “American Investors Registration Rights Agreement”); (vi) Registration Rights Agreement, dated as of October 2, 2007, among the Registrant, HSW and Wei Zhou; (vii) Registration Rights Agreement, dated as of October 2, 2007, among the Registrant, Kevin Jones, Theodore P. Botts, J. David Darnell, Dr. Heinz-Gerd Stein and Larrie A Weil (the agreements in (vi) and (vii) collectively, the “Affiliate Registration Rights Agreements”); and (viii) Warrant Agreement dated as of October 2, 2007, between HSW and the Registrant (the “Warrant Agreement”).

Contribution Agreements

Pursuant to the Contribution Agreements, HSW contributed certain content (owned by or licensed to HSW) to the Registrant by granting to the Registrant a perpetual, fully paid up, royalty-free, sublicensable, exclusive license to use such content in certain territories, which specifically consists of the right to render Chinese and Portuguese translations of, the right to publish or use any or all actual renderings in the translation languages and all such actual renderings, of such licensed and sublicensed content, including derivative works, solely in digital and/or electronic form. Notwithstanding the foregoing, all sublicensed content is subject to the terms, conditions and restrictions set forth in the applicable third party licenses from which the sublicensed content is sublicensed. HSW is the sole and exclusive owner of the licensed content, the applicable third party licensors are the sole and exclusive owners of the applicable sublicensed content and the Registrant is the sole and exclusive owner of certain assets, subject to HSW and its licensors rights in the underlying content.

HSW also granted to the Registrant a limited, perpetual, fully paid up, royalty-free, non-sublicensable, non-transferable, exclusive license in certain territories to (i) use the content solely for purposes of translating it into the translation languages for the purposes thereby of creating certain assets; and (ii) use limited excerpts of the licensed content translated into the translation languages in print format with limited distribution to businesses solely for purposes of marketing, business development, financings and other similar legitimate business purposes, provided that any such limited print excerpts are not distributed publicly.

HSW may terminate the licenses granted pursuant to the Contribution Agreements in either of the applicable territories upon written notice to the Registrant if (i) the Registrant files a petition for bankruptcy or is adjudicated bankrupt, (ii) a petition in bankruptcy is filed against the Registrant and this petition is not dismissed within ninety calendar days, (iii) the Registrant becomes insolvent or makes an assignment for the benefit of its creditors or an arrangement for its creditors pursuant to any bankruptcy law; (iv) the Registrant discontinues the business that is covered by either of the contribution agreements; (v) a receiver is appointed for the Registrant or its business; or (vi) the Registrant is in material breach of any of the terms or conditions set forth in either of the Contribution Agreements, which breach remains uncured thirty days after written notice of such breach from HSW so long as such material breach was not caused by any action or inaction of HSW, and HSW did not prevent or limit the Registrant’s attempts to cure such breach.

The foregoing description of the Contribution Agreements is qualified in its entirety by reference to the full text of the Contribution Agreements. A copy of the Brazil Contribution Agreement is included herein as Exhibit 10.1 and is incorporated herein by reference.  A copy of the PRC Contribution Agreement is included herein as Exhibit 10.2 and is incorporated herein by reference.

Services Agreement

Upon the Registrant’s written request, HSW will provide the following services to the Registrant or Intac International Management Consultancy (Beijing) Co., Ltd., as reasonably designated by the Registrant: (i) translating the content into the Chinese and Portuguese languages, (ii) designing and developing the Registrant’s internet sites for the territories; (iii) providing the technology for establishing, operation and use of such internet sites; (iv) providing support and consulting concerning the hosting, operation, and display of such internet sites; (v) securing the registration and maintaining the domain names for such internet sites; and (vi) providing other services reasonably agreed to by the parties as necessary to develop, operate and maintain such internet sites. To date, the Registrant has not requested that HSW provide any of the foregoing services.  If the Registrant requests any services, the Registrant will pay HSW a fee equal to HSW’s fully allocated costs in providing the services. The term of the services agreement is for a period of 18 months beginning on the date of the Contribution Agreements. The Services Agreement may be terminated earlier if the parties mutually agree that the Registrant is able to perform the services on its own behalf, and the Registrant may terminate any or all services upon 30 days written notice to HSW. HSW may suspend any service to the Registrant if the Registrant fails to pay the fee for such service for 90 days after such fee was due.

The foregoing description of the Services Agreement is qualified in its entirety by reference to the full text of the Services Agreement.  A copy of the Services Agreement is included herein as Exhibit 10.3 and is incorporated herein by reference.

Update Agreement

Pursuant to the Update Agreement, HSW will provide all updates (i.e., modifications and new content) to the Registrant for its purchase. With respect to updated content that the Registrant elects to purchase, HSW will grant to the Registrant the same license rights as those granted pursuant to the Contribution Agreements with respect to any updates to the content licensed pursuant to the Contribution Agreements for a fee equal to (i) one percent per territory of HSW’s fully allocated costs directly attributable to producing the updates purchased by the Registrant and (ii) HSW’s actual cost in transferring the purchased updates to the Registrant, plus (iii) five percent of (i) and (ii) above. Sublicensed content restrictions, ownership rights and termination rights are the same as those granted pursuant to the Contribution Agreements. HSW may suspend its obligation to provide updates to the Registrant if the Registrant fails to pay any update fee for 90 days after such fee was due or if the Registrant becomes insolvent.

The foregoing description of the Update Agreement is qualified in its entirety by reference to the full text of the Update Agreement.  A copy of the Update Agreement is included herein as Exhibit 10.4 and is incorporated herein by reference.

American Investors Registration Rights Agreement

In connection with the Merger, the Registrant entered into the American Investors Registration Rights Agreement with the investors named therein (such investors, the “American Investors”).  Pursuant to the American Investors Registration Rights Agreement, the Registrant will use its best efforts to cause to be filed a shelf registration covering the resale of the shares purchased by the American Investors no later than 90 days after the closing of the Merger and to have such shelf registration statement declared effective within 180 days of the closing.  In the event that the shelf registration statement is not declared effective within 180 days of the closing, subject to limited exceptions, the Registrant is required to pay to the American investors a monthly cash penalty equal to 0.5% of the $22.5 million received by the Registrant under the American investors stock purchase agreements.  In addition, the American Investors Registration Rights Agreement grants to the American Investors the right to make unlimited requests to the Registrant to include shares held by the American Investors in other registration statements filed by the Registrant.

The foregoing description of the American Investors Registration Rights Agreement is qualified in its entirety by reference to the full text of the American Investors Registration Rights Agreement.  A copy of the American Investors Registration Rights Agreement is included herein as Exhibit 10.5 and is incorporated herein by reference.

Affiliate Registration Rights Agreements

In connection with the Merger, the Registrant entered into the Affiliate Registration Rights Agreements with certain of its affiliates (such affiliates, the “HSW International Affiliates”).  Pursuant to the Affiliate Registration Rights Agreements, each of the HSW International Affiliates have the right to make three requests to the Registrant to register shares held by them, the right to make unlimited requests to the Registrant to include shares held by the HSW International Affiliates in other registration statements filed by the Registrant, and, after the Registrant has qualified to use Form S-3, three requests to the Registrant to register shares held by them on Form S-3.  The foregoing description of the Affiliate Registration Rights Agreements is qualified in its entirety by reference to the full text of the Affiliate Registration Rights Agreements.  Copies of the Affiliate Registration Rights Agreements are included herein as Exhibit 10.6 and Exhibit 10.7, respectively, and are incorporated herein by reference.

Warrant Agreement

In connection with the Merger, the Registrant entered into the Warrant Agreement with HSW.  Pursuant to the Warrant Agreement, HSW has the right to purchase up to 500,000 shares of the Registrant’s common stock at various prices and with various termination dates as more particularly set forth in the Warrant Agreement.  A Copy of the Warrant Agreement is included herein as Exhibit 10.8 and is incorporated herein by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets

On October 2, 2007, the Merger and all the related transactions contemplated thereby were consummated.  As a result of the Merger, INTAC became a wholly-owned subsidiary of the Registrant.  In addition, the Registrant acquired certain assets pursuant to the Contribution Agreements.

The information reported above under Item 1.01 with respect to the Merger and the Contribution Agreements is incorporated into this Item 2.01 by reference.

Item 3.02               Unregistered Sales of Equity Securities

On October 2, 2007, in connection with the consummation of the Merger, (i) the Registrant issued 3,424,653 shares of its common stock to the American Investors in exchange for $22,499,970.21 in cash, and (ii) the Registrant issued  22,940,727 shares of its common stock to HSW and issued the Warrant Agreement to HSW in consideration for the contribution by HSW of certain of its assets to the Registrant, as described in item 1.01 above under the heading “Contribution Agreements.”

The shares sold to the American Investors and HSW as described above were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.  HSW and each of the American Investors are “accredited investors,” as such term is defined in Rule 501 of Regulation D.

The information reported above under Item 1.01 with respect to the Contribution Agreements is incorporated into this Item 2.01 by reference.

Item 4.01               Changes in Registrant’s Independent Registered Public Accounting Firm

(a)(1) Previous Independent Registered Public Accounting Firm

(i)            The Independent Registered Public Accounting Firm for the Registrant, W.T. Uniack & Co. CPA’s P.C., has resigned, as W.T. Uniack & Co. CPA’s P.C. was only engaged to audit the Registrant’s financial statements for the period March 14, 2006 (date of inception) to December 31, 2006.  W.T. Uniack & Co. CPA’s P.C. had been the Registrant’s independent registered public accounting firm from May 14, 2007.

(ii)           W.T. Uniack & Co. CPA’s P.C. report on the Registrant’s financial statements did not contain any adverse opinion, or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

(iii)          The decision to change the Registrant’s independent registered public accounting firm was recommended and approved by the board of directors of the Registrant since the Registrant did not have an audit committee at the time that the change was made.

(iv)          In connection with the audit of the Registrant’s financial statements for the period March 14, 2006 (date of inception) to December 31, 2006, there were no disagreements with W.T. Uniack & Co. CPA’s P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of W.T. Uniack & Co. CPA’s P.C., would have caused them to make reference thereto in their report on the Registrant’s financial statements.

(v)           The Company provided W.T. Uniack & Co. CPA’s P.C. with a copy of this Form 8-K prior to its filing and requested that W.T. Uniack & Co. CPA’s P.C. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not W.T. Uniack & Co. CPA’s P.C. agrees with the above statements. A copy of such letter will be filed when received.

(vi)          On September 19, 2007, the Company engaged Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm.  During the period from March 14, 2006 (date of inception) to December 31, 2006 and the subsequent interim period preceding the engagement of Grant Thornton, neither the Registrant, nor anyone on its behalf, has consulted Grant Thornton regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, which consultation resulted in the providing of written or oral advice concerning the same to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-K).

Item 5.01               Changes in Control of Registrant

As a result of the Merger and the issuance of shares of the Registrant’s common stock to HSW and the American Investors as described in Item 3.02, above, and to the former Shareholders of INTAC as described in Item 1.01 above, the Registrant is now owned by HSW, the American Investors, the former shareholders of INTAC and certain other investors.

In connection with the Merger, the Registrant entered into an Amended and Restated Stockholders Agreement (the “Stockholders Agreement”), dated as of January 29, 2007, with HSW and Wei Zhou (“Zhou”).  Following is a summary of the material terms of the Stockholders Agreement.

Transfer Restrictions

HSW may not make or solicit any sale of, or create, incur or assume any encumbrance with respect to, the Registrant’s common stock issued to it in connection with the transactions contemplated by the Merger Agreement (referred to in this Statement as the “HSW Asset Contribution Stock”) during the period ending (i) 12 months after the closing of the Merger (as defined below) with respect to one-third of the shares of HSW Asset Contribution Stock, (ii) 18 months after the closing of the Merger with respect to the next one-third of the shares of HSW Asset Contribution Stock and (iii) 24 months after the closing of the Merger with respect to the remaining one-third of the shares of HSW Asset Contribution Stock, except that during the 24 months after the closing of the merger HSW may make or solicit a sale to a permitted transferee. No sale of HSW Asset Contribution Stock to a permitted transferee will be effective if it was a purpose of such transfer to circumvent the restrictions above. Zhou may not make or solicit any sale or create, incur or assume any encumbrance with respect to at least 4 million shares of the Registrant’s common stock issued to him pursuant to the Merger for a period of 12 months after the closing of the Merger.

Corporate Governance

Following the Merger, the number of directors serving on the Registrant’s board of directors shall be seven. In connection with the closing of the Merger, HSW,  Zhou and the Registrant took all actions necessary to cause the persons designated by each of HSW and Zhou to be duly appointed to the Registrant’s board of directors, each to serve until his successor is duly elected and qualified or until his death, resignation or removal, and to cause the governance committee, the compensation committee and the audit committee of the board to be established.  Under the Stockholders Agreement, HSW has the right to designate five directors (three of whom shall be independent directors), and Zhou has the right to designate two directors (one of whom shall be an independent director). Each of HSW and Zhou will have the right to request the removal, with or without cause, of any directors designated by HSW or Zhou, as applicable, and HSW, Zhou and the Registrant, through the Registrant’s board of directors, will cause any such person to be removed from the Registrant’s board of directors.

Following the nomination of the designees to the Registrant’s board of directors, at each election of directors at which the term of any designated director will expire, the Registrant’s board of directors will (i) recommend for election to the Registrant’s board of directors a nominee designated by the person that initially designated the director whose term will expire and (ii) use best efforts to solicit proxies in favor of such nominee consistent with the efforts used to solicit proxies for any other nominees.

Each of the governance committee, the compensation committee and the audit committee are comprised of three members. One independent director designated by each of HSW and Zhou will serve on each committee. All members of the compensation committee and the audit committee are independent directors.

Each of HSW and Zhou agrees that at every meeting of the Registrant’s stockholders at which directors are to be elected or at any meeting at which the removal of a director is subject to the vote of Registrant’s stockholders, each of HSW and Zhou and their permitted transferees will cause all of their shares of the Registrant’s common stock to be represented either by proxy or in person and to be voted in favor of (i) the election of the designees of HSW and Zhou and (ii) the removal of any designee if requested by the person designating such designee. If directors are to be elected or removed by written consent of the Registrant’s stockholders, each of HSW and Zhou agrees that it and its permitted transferees will execute written consents in favor of (x) the election of the designees of HSW and Zhou and (y) the removal of any designee if requested by the person designating such designee.

In order to effectuate these corporate governance provisions, each of HSW and Zhou will grant to the Secretary of the Registrant an irrevocable proxy to be used solely in the event of a breach of or non-compliance with the voting agreements described immediately above, solely for the purpose of voting all of the shares of the Registrant’s common stock owned by such person in favor of (i) the election of all designees of HSW and Zhou and (ii) the removal of any designee if requested by the person designating such designee.

Other than with respect to the election of directors, each stockholder and its permitted transferees may vote all of their respective shares of common stock of the Registrant in their absolute discretion.

Termination

The Stockholders Agreement may be terminated by written agreement of all parties with rights under the Stockholders Agreement, or upon the expiration of (i) all rights created pursuant to the Stockholders Agreement and (ii) all applicable statutes of limitations applicable to the enforcement of claims under the Stockholders Agreement, except that (a) the Registrant’s right to participate in other markets transactions and HSW’s rights to any additional content will terminate three years after the date of the Stockholders Agreement. The rights of HSW or Zhou, as applicable, pursuant to the provisions regarding transfer restrictions and corporate governance will terminate on the date HSW or Zhou, as applicable, beneficially owns less than 10% of the Registrant’s common stock on a fully diluted basis. The transfer restrictions will terminate upon a change of control of the Registrant or a sale of all or substantially all of Registrant’s assets.

The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement.  A copy of the Stockholders Agreement was included as Annex H to the Form S-4/A filed by the Registrant on July 10, 2007 and incorporated herein by reference.

Item 5.02                                           Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure and Election of Officers

On October 2, 2007, in connection with the Merger, Jeffrey T. Arnold resigned from his position as the Registrant’s Chief Executive Officer.  Mr. Arnold remains as Chairman and a director of the Registrant.  Prior to the consummation of the Merger, Robert Bicksler resigned from his position as the Registrant’s Chief Financial Officer.

On October 2, 2007, in connection with the Merger, J. David Darnell was appointed to serve as the Registrant’s Chief Financial Officer, and Greg Swayne was appointed to serve as the Registrant’s Chief  Operating Officer.  Prior to the Merger, Hank Adorno was appointed to serve as the Registrant’s Vice Chairman.

Mr. Adorno, 59, is also the founder and President of Adorno & Yoss, the largest certified minority-owned law firm in the country, with over 270 practicing attorneys. Adorno began his career working with the Dade County Attorney’s Office in the Major Crimes Division. He later served as the Chief Assistant to State Attorney Janet Reno. Beyond his professional responsibilities, Adorno is the Chair of Our Kids, a non-profit organization which utilizes community outreach to manage child welfare and protection for abused, abandoned, and neglected children. Adorno holds a Bachelor of Arts Degree and a Juris Doctor, both from the University of Florida. Adorno is a member of the American Bar Association, The Florida Bar Association, and the Miami Business Forum.

Prior to his appointment as the Registrant’s Chief Operating Officer, Mr. Swayne, 49,  was previously the President and Chief Operating Officer of HowStuffWorks, Inc., following its purchase by The Convex Group in 2002. Mr. Swayne joined The Convex Group in 2001, and was part of the management team of N2 Broadband, one of Convex’s first investments.  Prior to Convex, Mr. Swayne was the co-founder and President of publicly-listed A.D.A.M., Inc. and its predecessor Medical Legal Illustrations, Inc. A.D.A.M. provides health information services and benefit management solutions to healthcare organizations, employers, benefit brokers, consumers and the educational market through its online offerings of health information, decision-support applications, benefits management solutions and enrollment services.  Mr. Swayne holds a Bachelor of Arts Degree from the University of South Carolina and a Master of Science in Medical Illustration from the Medical College of Georgia.

Prior to his appointment as the Registrant’s Chief Financial Officer, Mr. Darnell, 61, served as INTAC’s senior vice president and chief financial office since June 2002. From November 2000 to May 2002, Mr. Darnell served as Senior Vice President and Chief Financial Officer of Nucentrix Broadband Networks, Inc., a publicly-held provider of broadband wireless Internet and multichannel video services. Mr. Darnell became one of INTAC’s directors on October 15, 2001. From 1997 to October 2000, he served as Senior Vice President and Chief Financial Officer of ILD Telecommunications, Inc., a nationwide facilities based provider of prepaid phone services and telecommunications outsourcing services. From 1993 to 1997, Mr. Darnell was Senior Vice President, Finance and Chief Financial Officer for SA Telecommunications, Inc., a publicly held, full service interexchange carrier that provided a wide range of telecommunications services. From 1990 to 1993, Mr. Darnell served as Chief Financial Officer of Messagephone, Inc., a telecommunications technology and intellectual property firm. Mr. Darnell is a certified public accountant.

On June 11, 2002, INTAC entered into an employment agreement with J. David Darnell to serve as INTAC’s Senior Vice President and Chief Financial Officer. The initial term of the agreement was effective through June 11, 2005. The agreement automatically renews for successive one-year periods unless INTAC permits the agreement to expire upon the giving of written notice to Mr. Darnell at least 365 days prior to the expiration of the original term or any successive term. INTAC has not provided any such notice to date and, therefore, Mr. Darnell’s employment agreement currently is effective through June 11, 2008. Under the agreement, Mr. Darnell receives a base salary of $175,000 per year and a guaranteed annual cash bonus of $25,000. The agreement with Mr. Darnell may be terminated by INTAC at any time for cause as such term is defined in the employment agreement. However, if Mr. Darnell’s employment is terminated by INTAC without cause (as such term is defined in the employment agreement), INTAC is obligated to pay Mr. Darnell compensation earned through the date of termination plus a severance payment equal to 12 months base salary from the date of termination payable as if he had remained an employee of INTAC plus the amount of the guaranteed annual cash bonus that would have accrued had he remained with INTAC through the first anniversary of the date of termination. If Mr. Darnell’s employment is terminated for cause, by mutual agreement, or upon death or disability, he will be paid his annual base salary and a lump sum payment for all earned and unused benefits, in each case through the date of termination, plus his annual guaranteed cash bonus earned as of the date of termination (prorated for any year less than a full calendar year), and any vested pension or retirement plan.

Election of Directors

On October 2, 2007, in connection with the Merger and pursuant to the Merger Agreement and the Stockholders Agreement, the following individuals were appointed to serve on the Registrant’s board of directors: Wei Zhou; Hank Adorno; Theodore P. Botts; Boland Jones; Thomas Tull; and Shing Tao.

Messrs. Botts, Jones and Tull have also been appointed to serve on the audit committee of the Registrant’s board of directors, with Mr. Botts serving as the chairman of such committee.

Messrs. Tull, Botts and Tao have also been appointed to serve on the compensation committee of the Registrant’s board of directors, with Mr. Tao serving as the chairman of such committee.

Messrs. Zhou, Jones and Botts have also been appointed to serve on the governance committee of the Registrant’s board of directors, with Mr. Jones serving as the chairman of such committee.

Messrs. Tull, Zhou and Tao have also been appointed to serve on the nominating committee of the Registrant’s board of directors, with Mr. Tull serving as the chairman of such committee.

The information reported above under Item 5.01 with respect to designation of directors pursuant to the Stockholders Agreement is incorporated into this Item 5.02 by reference.

Item 8.01               Financial Statements and Exhibits

On October 2, 2007, the Registrant issued a press release announcing the consummation of the Merger.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

10.1	Contribution Agreement, dated as of October 2, 2007, between HowStuffWorks, Inc. and HSW International, Inc.

10.2	Contribution Agreement, dated as of October 2, 2007, between HowStuffWorks, Inc. and HSW International, Inc.

10.3	Services Agreement, dated as of October 2, 2007, between HowStuffWorks, Inc. and HSW International, Inc.

10.4	Update Agreement, dated as of October 2, 2007, between HowStuffWorks, Inc. and HSW International, Inc.

10.5

Registration Rights Agreement, dated as of October 2, 2007, among HSW International, Inc., Ashford Capital Partners, L.P., Harvest 2004, LLC, Chilton Investment Partners, L.P., Chilton QP Investment Partners, L.P., Chilton International, L.P., Chilton New Era Partners, L.P., Chilton Small Cap International, L.P., Zeke, LP, Smallcap World Fund, Inc., and American Funds Insurance Series - Global Small Capitalization Fund

10.6	Registration Rights Agreement, dated as of October 2, 2007, among HSW International, Inc., HowStuffWorks, Inc. and Wei Zhou

10.7	Registration Rights Agreement, dated as of October 2, 2007, among HSW International, Inc., Kevin Jones, Theodore P. Botts, J. David Darnell, Dr. Heinz-Gerd Stein and Larrie A Weil

10.8	Warrant Agreement, dated as of October 2, 2007, among HSW International, Inc. and HowStuffWorks, Inc.

99.1	Press Release of HSW International, Inc. dated as of October 2, 2007

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2007	HSW INTERNATIONAL, INC.

	By:	/s/ Hank Adorno
Name: Hank Adorno
Title: Vice Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1	Contribution Agreement, dated as of October 2, 2007, between HowStuffWorks, Inc. and HSW International, Inc.

10.2	Contribution Agreement, dated as of October 2, 2007, between HowStuffWorks, Inc. and HSW International, Inc.

10.3	Services Agreement, dated as of October 2, 2007, between HowStuffWorks, Inc. and HSW International, Inc.

10.4	Update Agreement, dated as of October 2, 2007, between HowStuffWorks, Inc. and HSW International, Inc.

10.5

Registration Rights Agreement, dated as of October 2, 2007, among HSW International, Inc., Ashford Capital Partners, L.P., Harvest 2004, LLC, Chilton Investment Partners, L.P., Chilton QP Investment Partners, L.P., Chilton International, L.P., Chilton New Era Partners, L.P., Chilton Small Cap International, L.P., Zeke, LP, Smallcap World Fund, Inc., and American Funds Insurance Series - Global Small Capitalization Fund

10.6	Registration Rights Agreement, dated as of October 2, 2007, among HSW International, Inc., HowStuffWorks, Inc. and Wei Zhou

10.7	Registration Rights Agreement, dated as of October 2, 2007, among HSW International, Inc., Kevin Jones, Theodore P. Botts, J. David Darnell, Dr. Heinz-Gerd Stein and Larrie A Weil

10.8	Warrant Agreement, dated as of October 2, 2007, among HSW International, Inc. and HowStuffWorks, Inc.

99.1	Press Release of HSW International, Inc. dated as of October 2, 2007